                                                                    Exhibit 10.2

 Portions of this Exhibit were omitted and have been filed separately with the
  Secretary of the Commission pursuant to the Company's application requesting confidential treatment under Rule 24b-2 of the Securities Exchange Act.




                                                     Sao Paulo, August 25, 2003.

To

TELECOMUNICACOES DE SAO PAULO S.A. - TELESP
Rua Martiniano de Carvalho n degrees 851 -Bela Vista.
CEP 01321-001
Sao Paulo-SP

Dear Sirs,

In view of AOL Brasil Ltda's ("AOL") having adhered to the TELECOMUNICACOES DE SAO PAULO- TELESP ("TELESP")'s Agreement for Advertising Space Availability (the" Agreement"), on August 25, 2003, and taking into consideration that the Parties have interest in changing some technical and operational features of the aforementioned agreement, we hereby validate the negotiations performed between the companies related to the aforementioned features and request that, at the end of this instrument, they set their "Agreed";

1. Notwithstanding the provisions of Clauses 3.3, 3.4 and 3.6 of the Agreement, the Media Plan shall be devised of common concord, at each three-month period, depending on the amounts to be invested, being assured and agreed upon that, during the first twelve (12) months of the Agreement's validity, the amounts shall comply with the criteria hereinbelow:

                  (A)                                 (B)
                                                AMOUNT INVESTED
       TOTAL AMOUNT OF INVESTMENT                SINGLE MEDIA
---------------------------------------       ------------------
Over R$ [**]                                      R$    [**]
From R$ [**]         to R$ [**]                   R$    [**]
From R$ [**]         to R$ [**]                   R$    [**]
From R$ [**]         to R$ [**]                   R$    [**]
From R$ [**]         to R$ [**]                   R$    [**]
From R$ [**]         to R$ [**]                   R$    [**]
From R$ [**]         to R$ [**]                   R$    [**]
Below R$ [**]                                     R$    [**]

1.1. The investment amounts on sponsoring will be the difference between the overall amount (A) and the amount set forth in the chart above for single media
(B), and will be defined by TELESP, taking into consideration its interest in the different channels and the availability of Advertising Space at the time of purchase.

1.2. "Investment Amount on Single Media", inserted as item (B) in the chart above, is understood as being the maximum amount to be allocated for the single media formats stated in Attachment A to this Letter, being respected the possibility of changes by virtue of AOL's inventory availability, regarding localization, formats, intensity and the release period of the advertisements. As of the moment when the insertion request is issued by TELESP and accepted by AOL, its conditions will not undergo any changes, except by a deal between the Parties. The use of the full-banners and Pop-ups formats is limited to fifty per cent (50%) of the total of the "investment amount on single media".

2. AOL, pursuant to the terms of item 1.3 of Exhibit I to the Agreement, fits the Specific Profile;

3. The term set forth in Clause 3.9 of the Agreement is hereby extended to [**] ([**]) months, so that the programmed but not used advertising spaces can be used throughout the semester subsequent to the Agreement expiration.

4. Notwithstanding the provisions of Clause 4.1 of the Agreement, the Media Plan may have links to other electronic addresses established by TELESP. In the absence of other links, at TELESP's discretion, the provisions of Clause 4.1 of the Agreement shall prevail.

5. The Agreement for Availability of Advertising Spaces entered into between the Parties on December 2, 2002, is hereby replaced by the Agreement mentioned in the introduction to this instrument, and the Parties reciprocally grant full, general and absolute acquittal regarding the compliance with each and every duty therein contained.

6. Each and all the costs related to advertising material devising, as well as the commissions perchance due to the publicity and advertising agencies will be TELESP's exclusive responsibility.

7. Exception made to the cases where the previous release to the other Party is forbidden by law, none of the Parties shall issue any official notices to the press, marketing advertisements and materials, publicity or any other promotional materials related to the present Agreement or that make any reference to the other Party or to its trade names, trademarks or service, marks, without the previous written consent of the other Party, which shall not be denied or delayed without reasonable reasons.

8. Notwithstanding the provisions about confidentiality set forth in Clause Eighth of the Agreement, AOL is allowed to, without it violating such confidentiality duties, supply information about the Agreement, at any time, to the "United States Securities and Exchange Commission" - SEC, in case it is requested to do so by it. AOL hereby commits to, whenever it has to supply information to SEC and within the range it thinks necessary and in accordance with the previous provision of information, request that SEC keeps confidentiality concerning the terms of this Addendum from third parties. AOL also commits to previously inform TELESP about the requests and supply of information, to which this item refers to.

9. This Agreement's validity is hereby extended as of this date until December 31, 2005.

In witness whereof, we place ourselves at your service for any further necessary clarifications and we set our hands hereon.

Sincerely Yours,

Agreed:

/s/ Milton da Rocha Camargo
------------------------------------------
AOL Brasil Ltda

/s/ Fabio Silvestre Micheli
------------------------------------------

/s/ Stael Prata Silva Filho
------------------------------------------
Telecomunicacoes de Sao Paulo S.A - Telesp.

                                    Exhibit A

                           CHART FOR FORMAT CONVERSION


                                                                        CONVERSION MEASURE :1 FULL BANNER(FB)=R$25,00-CPM*
                                                                        ---------------------------------------------------
   PRODUCT                   FORMAT IN PIXELS AND WEIGHT IN KILOBYTES   HOME PAGE     CHANNEL A      CHANNEL B          ROS
   -------                   ----------------------------------------   ---------     ---------      ---------          ---
Vertical Banner                   120x600                  20k               -          [**]FB         [**]FB         [**]FB
Tower                             120x300                  15k               -          [**]FB         [**]FB         [**]FB
Super Banner                       728x90                  17k               -          [**]FB         [**]FB         [**]FB
Rectangle                         180x150                  15k               -          [**]FB            -              -
Half banner                        234x60                   7k               -             -           [**]FB         [**]FB
Button                             120x60                   5k               -          [**]FB         [**]FB         [**]FB
AOL Instant Messenger              120x60                   5k               -             -           [**]FB            -
Regionalized Pop-Ups              300x250                  15k            [**]FB           -              -              -
Popunder                          600x400                  20k            [**]FB        [**]FB         [**]FB            -
Floater DHTML                     300x250                  15k            [**]FB        [**]FB         [**]FB            -
Floater DHTML                     500x500                  20k            [**]FB        [**]FB         [**]FB            -
Expansibless - Html               468x60p+            see guideline       [**]FB        [**]FB         [**]FB         [**]FB
Expansibles - Html                 120x60+            see guideline          -          [**]FB         [**]FB         [**]FB
Expansibles - Html                120x600+            see guideline          -          [**]FB         [**]FB         [**]FB
Expansibles - Html                120x300+            see guideline          -          [**]FB         [**]FB         [**]FB

                                                           EDITORIAL PRODUCTS
Publieditorial                               Text                         [**]FB        [**]FB            -              -

                                                              AOL SEARCH
5 Terms in AOL Search             468x60p                   -             [**]FB           -              -              -
5 Terms in AOL Search+            468x60p + Text            -             [**]FB           -              -              -
Recommended sites
                                                           SPECIAL PRODUCTS
Survey (maximum of 30 days)               -                               [**]FB           -              -              -
Layer Easy map (6 months)                 -                               [**]FB           -              -              -
Radio Ads                                 -                               [**]FB           -              -              -
Key Word (for 2 months)                   -                               [**]FB           -              -              -
Commercial  5'                            -                               [**]FB           -              -              -
Commercial 30'                            -                               [**]FB           -              -              -
Radio Spot                                -                               [**]FB           -              -              -
Vignette                                  -                               [**]FB           -              -              -
E-commerce  bar
(2 days - Home)                           -                               [**]FB           -              -              -
Broadcast just at Home
Full+ POP                                 -                               [**]FB           -              -              -
Broadcast just at home
(Full+Dhtml)                              -                               [**]FB           -              -              -

CHANNEL A         News, Sports Music, Films, Games, TV, Famous People, Money, Careers,
                  Kids, Maxxi Moods, Education, Manias, Fashion & Beauty, Shopping and
                  segmented Homes

CHANNEL B         Chat, posting, Virtual Discos, Photo Albumns, AIM, Communities,
                  Downloads, Maps Personal Pages, Groups@AOL.Webmail, Blog, Search.                                      -

ROS (RUN OF SITE) No programming demand from any specific channel.                                        -
CPM= Cost for one
thousand prints          -                   -                          -                  -              -              -